UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                May 16, 2018

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On May 16, 2018, Alan R. Curtis, Oceaneering's Senior Vice President and Chief Financial Officer, will meet with institutional investors at the TPH 2018 Hotter 'N Hell Energy Conference in Houston, Texas. Interested parties may view the handout given to investors through the Investor Relations section of Oceaneering's website, at www.oceaneering.com, beginning on May 16, 2018, before the opening of the market.
The definitions and rationale for the use of the non-GAAP terms EBITDA and Free Cash Flow in the Supplemental Financial Information section of the handout and the reconciliations to their most directly comparable GAAP financial measures can be found where the terms first appear.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handout include statements regarding:

•
our belief that we have a strong portfolio of diversified services and products, we have a geographically dispersed asset base and revenue streams, we serve blue chip customers, have strong market positions, a solid balance sheet, and the financial flexibility to invest and grow the company;

•	our full year and second quarter 2018 outlook;

•	our belief that we can provide ROV technologies that enable better control and video imaging, precise tool manipulation, and adherence to industry requirements;

•	our 2018 outlook versus 2017 in our ROV Segment;

•	our belief that our book-to-bill ratio will exceed 1.0 in 2018;

•	our belief in the capabilities and benefits of our well intervention systems;

•	our 2018 outlook versus 2017 in Subsea Products Segment;

•	our expectation that the Ocean Evolution will be delivered in late 2018;

•
our belief that our acquisition of Ecosse Subsea Limited will expand service line capabilities, grow market position and optimize customer's installation projects with proven tools, and be accretive to 2018 cash flow and earnings for the Subsea Projects segment;

•	our 2018 outlook versus 2017 in Subsea Projects Segment;

•
our belief that the Asset Integrity Segment provides optimized, industry-leading inspection services and integrity management solutions to assure our customers are equipped with the data required to make informed, value-adding decisions.

•	our 2018 outlook versus 2017 in Assets Integrity Segment;

•	our 2018 outlook versus 2017 in Advanced Technologies Segment;

•	our organic capital expenditures estimate for 2018;

•	our intention to continue to strengthen our portfolio of services and products by investing in our current and adjacent market niches, with more focus on our customers' operating expenditures;

•	our suspension of quarterly dividends until we see significant improvement in market outlook and projected free cash flow;

•	our belief regarding key enablers to offshore energy;

•	our belief that long term offshore oil remains essential in global oil supply;

•	our belief regarding the potential to grow in the areas of mobile robotics, pipeline solutions, riserless intervention & P&A, the offshore renewables market and asset integrity;

•	our belief that we can expand into the offshore renewable energy markets;

•	our belief that the offshore wind global market represents a large investment and growth opportunity;

•	our expectation that 2018 will be challenging, but the offshore energy markets seem to be showing signs of resilience;

•	our belief regarding certain improvements in long-term industry drivers and fundamentals;

•	our belief that we can maintain a strong balance sheet;

•	our intention to look for opportunities to invest and grow the company in all segments;

•	our intention to maintain or grow our market share;

•	our expectation to gain efficiencies through continuous improvement and controlling our costs;

•	our belief that we can continue to innovate and deliver value added solutions to our customers; and

•	our belief that we can continue our superior safety performance.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	changes in tax laws, regulations and interpretation by taxing authorities;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	May 16, 2018	By:	/S/ W. Cardon Gerner
W. Cardon Gerner
Senior Vice President and Chief Accounting Officer